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                                                                    EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Annual Report on Form 10-K for the fiscal year ended December 28, 2002 of Cadence Design Systems, Inc. (the "Company") as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Porter, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                         /s/ William Porter
                                         ---------------------------------------
                                         William Porter
                                         Senior Vice President and
                                         Chief Financial Officer
                                         Date:  March 14, 2003